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                                                                  EXHIBIT 10.40

                               AMENDMENT NO. 2 TO
                       REGISTRATION RIGHTS AGREEMENT (EKI)


     This Amendment No. 2 to Registration Rights Agreement (the "Amendment") is made and entered into as of November 3, 1997 by and among EarthShell Container Corporation, a Delaware corporation (the "Company"), E. Khashoggi Industries, LLC, a Delaware limited liability company ("EKI").

     WHEREAS, the parties hereto or their successors in interest previously entered into that certain Registration Rights Agreement dated as of February 28, 1995, as amended (the "Registration Rights Agreement"), providing certain registration rights to EKI for shares of Common Stock of the Company issued to EKI; and

     WHEREAS, in connection with the proposed initial public offering of shares of common stock of the Company (the "IPO"), the managing underwriters in the IPO have advised the Company that in order to effect the successful and orderly distribution of shares of common stock in the IPO, it is in the best interests of the Company and its stockholders that all stockholders, if participating in the IPO, agree not to sell any equity securities of the Company for a period of 270 days following the consummation of the IPO and all stockholders, if not participating in the IPO, agree not to sell any equity securities of the Company for a period of 180 days following the consummation of the IPO; and

     WHEREAS, the Registration Rights Agreement, as currently in effect, only provides for a lock-up period of 180 days from stockholders selling in the offering and no lock-up whatsoever from stockholders not selling in the offering; and

     WHEREAS, in order to extend the lock-up period as described above days and extend the lock-up to all stockholders party to the Registration Rights Agreement, the parties hereto desire to amend the Registration Rights Agreement as provided below. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Registration Rights Agreement.

     NOW, THEREFORE, in consideration of the premises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Section 4(a) of the Registration Rights Agreement is deleted in its entirety and the following new Section 4(a) is substituted therefor:

          (a) RESTRICTIONS ON PUBLIC SALE BY HOLDER OF REGISTRABLE SECURITIES. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to
     Section 3 hereof agrees, if requested by the managing underwriters in an Underwritten Offering, not to effect any sale or other distribution of equity securities of the Company, including any sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 10-day period prior to, and during the 180-day period beginning with, the effectiveness of such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriters. Notwithstanding the provisions of the preceding sentence, in the case of the first public offering of Common Stock pursuant to an effective Registration Statement under the Securities Act for the account of the Company at the aggregate offering price in excess of $35,000,000, each

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     holder of Registrable Securities agrees, if requested by the managing underwriters in such an Underwritten Offering, not to effect any sale or other distribution of equity securities of the Company, including any sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 10-day period prior to, and if purchasing or selling shares of Common Stock in such offering during the 270-day period beginning with, or if neither purchasing nor selling shares of Common Stock in such offering during the 180-day period beginning with, the effectiveness of the Registration Statement relating to such Underwritten Registration, to the extent timely notified in writing by the Company or the managing underwriters.

     2. Except as modified by this Amendment, the Registration Rights Agreement shall remain unchanged and shall remain in full force and effect.

     3. Pursuant to Section 10(b) of the Registration Rights Agreement, this Amendment shall become effective upon the receipt by the Company of executed consents to this Amendment from the holders of at least a majority of the Registrable Securities.

     4. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     5. This Amendment shall be governed by and construed in accordance with the internal laws of the State of California.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        EARTHSHELL CONTAINER CORPORATION

                                        By:/s/ Simon K. Hodson
                                           -----------------------------------
                                        Name: Simon K. Hodson
                                             ---------------------------------
                                        Title: CEO
                                              --------------------------------

                                        E. KHASHOGGI INDUSTRIES, LLC, a
                                        Delaware limited liability company

                                        By:   E. Khashoggi Industries, Inc.,
                                              its General Partner

                                              By: /s/ Essam Khashoggi
                                                 -----------------------------
                                              Name: Essam Khashoggi
                                                   ---------------------------
                                              Title:
                                                    --------------------------

                                        By:   Concrete Technology Corporation,
                                              its Member

                                              By: /s/ Simon K. Hodson
                                                 -----------------------------
                                              Name: Simon K. Hodson
                                                   ---------------------------
                                              Title: CEO
                                                    --------------------------


                                        2

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     By its execution below, the Company certifies that it has received consents to this Amendment from the holders of a majority of the Registrable Securities, as provided in Section 10(b) of the Registration Rights Agreement, and pursuant thereto this Amendment has become effective.

                                        EARTHSHELL CONTAINER CORPORATION

                                        By:/s/ D. Scott Houston
                                           -----------------------------------
                                        Name: D. Scott Houston
                                             ---------------------------------
                                        Title: CFO
                                              --------------------------------










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